UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

Offerpad Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 E. Germann Road, Suite 1 Chandler, Arizona 85286
(Address of Principal Executive Offices) (Zip Code)

(844) 388-4539

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPAD	The New York Stock Exchange
Warrants to purchase Class A common stock, at an exercise price of $11.50 per share	OPADWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 16, 2021, Offerpad Solutions Inc. (the “Company”) undertook the following transactions to refinance and restructure its related party credit facilities:

Amendment to Senior JPMorgan Credit Facility to Refinance and Replace Related Party Class B Mezzanine Lenders

Offerpad SPE Borrower A, LLC (“Borrower A”), as borrower and borrower representative, and Offerpad SPE Borrower A Holdings, LLC (“Holdings A”), as pledgor and guarantor, and Offerpad Holdings LLC (“Offerpad Holdings”), as limited guarantor, each a direct or indirect wholly owned subsidiary of the Company, entered into Amendment No. 1 (the “Amendment”) to that certain Loan and Security Agreement, dated as of September 10, 2021 (as amended by the Amendment and as otherwise amended, supplemented or otherwise modified from time to time, the “Amended Loan Agreement”), by and among Borrower A, Holdings A, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, and Wells Fargo Bank, National Association, as paying agent and calculation agent.

The Amendment, among other things, replaces the related party class B mezzanine lenders (whose loans were entirely refinanced) that were party to the Amended Loan Agreement with unrelated third-party class B mezzanine lenders and amends certain class B advance rates and concentration limits.

The foregoing does not purport to be a complete description of the terms of the Amendment and such description is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Amended and Restated Senior Secured and Mezzanine Credit Facilities

Offerpad (SPVBorrower1), LLC (“SPVBorrower1”), as borrower, an indirect wholly owned subsidiary of the Company, entered into a Sixth Amended and Restated Loan and Security Agreement (the “SPVBorrower1 Amendment”), which amends and restates that certain Fifth Amended and Restated Loan and Security Agreement, dated as of March 31, 2021 (as amended by the SPVBorrower1 Amendment and as otherwise amended, supplemented or otherwise modified from time to time, the “SPVBorrower1 Loan Agreement”), by and among SPVBorrower1, the lenders party thereto, and LL Funds, LLC, as collateral agent. The SPVBorrower1 Amendment, among other things, reduces the senior facility committed amount to $85,000,000 and the mezzanine facility committed amount to $14,000,000 and amends the interest rates and certain fees under the SPVBorrower1 Loan Agreement.

The foregoing does not purport to be a complete description of the terms of the SPVBorrower1 Amendment and such description is qualified in its entirety by reference to the SPVBorrower1 Amendment, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Amended and Restated Mezzanine Credit Facility

OP SPE Borrower Parent, LLC, OP SPE PHX1, LLC and OP SPE TPA1, LLC (collectively, the “PHX1/ TPA1 Borrowers”), as borrower, each an indirect wholly owned subsidiary of the Company, entered into a Second Amended and Restated Mezzanine Loan and Security Agreement (the “PHX1/TPA1 Amendment”), which amends and restates that certain Amended and Restated Loan and Security Agreement, dated as of March 31, 2021 (as amended by the PHX1/TPA1 Amendment and as otherwise amended, supplemented or otherwise modified from time to time, the “PHX1/TPA1 Loan Agreement”), by and among the PHX1/TPA1 Borrowers, LL Private Lending Fund II, L.P., as lender. The PHX1/TPA1 Amendment, among other things, increases the committed facility amount to $65,000,000 and amends the interest rate and certain fees under the PHX1/TPA1 Loan Agreement.

The foregoing does not purport to be a complete description of the terms of the PHX1/TPA1 Amendment and such description is qualified in its entirety by reference to the PHX1/TPA1 Amendment, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events

On December 20, 2021, the Company obtained (a) $500 million in additional senior secured revolving credit facility capacity (of which $300 million is committed) from a financial institution and (b) $112.5 million in additional mezzanine secured credit facility capacity (of which $67.5 million is committed) from a third-party lender. As of December 20, 2021, the Company has approximately $1.7 billion of revolving inventory borrowing capacity, of which approximately $1.3 billion is committed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

10.1*	Amendment No. 1 dated December 16, 2021, to the Loan and Security Agreement, dated September 10, 2021, among JPMorgan Chase Bank, N.A., as Administrative Agent, the lenders party thereto, Offerpad SPE Borrower A, LLC, as initial borrower, and Wells Fargo Bank, National Association, as Paying Agent and Calculation Agent.

10.2*	Sixth Amended and Restated Loan and Security Agreement, dated as of December 16, 2021, by and among Offerpad (SPVBorrower1), LLC, LL Private Lending Fund, L.P., LL Private Lending Fund II, L.P. and LL Funds, LLC.

10.3*	Second Amended and Restated Mezzanine Loan and Security Agreement, dated as of December 16, 2021, by and among OP SPE Borrower Parent, LLC, OP SPE PHX1, LLC, OP SPE TPA1, LLC and LL Private Lending Fund II, L.P.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2021	Offerpad Solutions Inc.

	By:	/s/ Michael Burnett
	Name:	Michael Burnett
	Title:	Chief Financial Officer

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